Exhibit 10.6

GORES HOLDINGS VIII, INC.

6260 LOOKOUT ROAD

BOULDER, CO 80301

[●], 2022

[●] (the “Purchaser”)

Attn: [●]

RE: Amendment No. 2 to Merger Agreement

Reference is made to (i) that certain transaction update of Footprint International Holdco, Inc. (the “Company”), dated as of July 28, 2022 (the “Transaction Update”) attached hereto as Annex A, (ii) that certain Agreement and Plan of Merger by and among Gores Holdings VIII, Inc. (“Parent”), Frontier Merger Sub, Inc., Frontier Merger Sub II, LLC and the Company, dated as of December 13, 2021 and subsequently amended as of May 20, 2022 (“Amendment No. 1”) (as amended, the “Merger Agreement”) and (iii) that certain subscription agreement dated as of December 13, 2021 between Parent and the Purchaser (the “Subscription Agreement”). Terms used but not defined herein will have the same meaning as in the Merger Agreement.

As previously discussed, Parent and the Company will be entering into Amendment No. 2 to the Merger Agreement (“Amendment No. 2”), the primary terms of which are described in the Transaction Update attached hereto as Annex A, for the purpose of amending certain provisions of the Merger Agreement, including, but not limited to amending the Termination Date of the Merger Agreement from July 13, 2022 to October 31, 2022, and amending certain exhibits thereto in furtherance of the consummation of the Business Combination.

By execution of this letter agreement, Purchaser hereby consents to (i) the terms of Amendment No. 2 as described herein and in the Transaction Update and (ii) the amendment and restatement of clause (c) in Section 6 of the Subscription Agreement as follows: “(c) 30 days after the Termination Date (as defined in Amendment No. 2 to the Agreement and Plan of Merger), if the Closing has not occurred by such date other than as a result of a breach of Subscriber’s obligations hereunder.” For the avoidance of doubt, all references in the Subscription Agreement to the Merger Agreement will be deemed to be references to the Merger Agreement as amended by Amendment No. 1 and Amendment No. 2. Except as amended hereby, the Subscription Agreement will continue in full force and effect and shall be otherwise unaffected hereby.

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed as of the date first written above.

GORES HOLDINGS VIII, INC.

By:
Name:
Title:

PURCHASER

[●]

By:
Name:
Title:

2

Annex A

[Intentionally Omitted].